                                                                      Exhibit 99

                      [LOGO] Banc of America Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-L
$709,934,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America

December 6, 2004

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

..   Preliminary Summary of Certificates (To Roll)                         pg.  3

..   Preliminary Summary of Certificates (To Maturity)                     pg.  4

..   Preliminary Summary of Terms                                          pg.  5

..   Preliminary Credit Support                                            pg. 11

..   Preliminary Priority of Distributions                                 pg. 11

..   Preliminary Bond Summary (To Roll)                                    pg. 12

..   Preliminary Bond Summary (To Maturity)                                pg. 14

..   Collateral Characteristics (Group 1)                                  pg. 16

..   Collateral Characteristics (Group 2)                                  pg. 23

..   Collateral Characteristics (Group 3)                                  pg. 31

..   Collateral Characteristics (Group 4)                                  pg. 37

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

                                                                               Est.      Expected
                                                                      Est.    Prin.    Maturity to               Expected
                           Approx.                                    WAL     Window    Roll @ 25%   Delay        Ratings
Class                    Size /(2)/    Interest - Principal Type     (yrs)    (mos)        CPR        Days   (Fitch/ Moody's)
-----                   ------------   -------------------------     -----   -------   -----------   -----   ----------------
Offered Certificates
1-A-1                   $ 63,282,000    Variable - Pass-thru /(3)/    1.94    1 - 35     11/25/07      24        AAA / Aaa
1-A-2                     63,281,000    Variable - Pass-thru /(3)/    1.94    1 - 35     11/25/07      24        AAA / Aaa
2-A-1                    453,292,000    Variable - Pass-thru /(4)/    2.56    1 - 59     11/25/09      24        AAA / Aaa
3-A-1                     50,152,000    Variable - Pass-thru /(5)/    2.89    1 - 83     11/25/11      24        AAA / Aaa
4-A-1                     79,927,000    Variable - Pass-thru /(6)/    3.16   1 - 119     11/25/14      24        AAA / Aaa
Not Offered Hereunder
B-1                     $ 12,863,000                                                                                  N.A.
B-2                        4,777,000                                                                                  N.A.
B-3                        2,940,000                                                                                  N.A.
B-4                        1,470,000                                                                                  N.A.
B-5                        1,102,000                                                                                  N.A.
B-6                        1,838,240                                                                                  N.A.
1-A-R                            100                                                                                  N.A.
1-IO                             TBD       Fixed -Interest Only                                                       N.A.
2-IO                             TBD       Fixed -Interest Only                                                       N.A.
3-IO                             TBD       Fixed -Interest Only                                                       N.A.
4-IO                             TBD       Fixed -Interest Only                                                       N.A.

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of November 2007, November 2009, November 2011 and November 2014 respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to December 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after December 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to December 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to December 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to December 2014, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2014, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                           To Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Est.    Est. Prin.      Expected                  Expected
                          Approx.                                   WAL       Window          Final       Delay       Ratings
Class                   Size /(1)/     Interest - Principal Type   (yrs)   (mos) /(2)/   Maturity /(2)/    Days   (Fitch/ Moody's)
--------------------   ------------   --------------------------   -----   -----------   --------------   -----   ----------------
Offered Certificates
1-A-1                  $ 63,282,000   Variable - Pass-thru /(3)/    3.27     1 - 360        12/25/34        24        AAA / Aaa
1-A-2                    63,281,000   Variable - Pass-thru /(3)/    3.27     1 - 360        12/25/34        24        AAA / Aaa
2-A-1                   453,292,000   Variable - Pass-thru /(4)/    3.29     1 - 360        12/25/34        24        AAA / Aaa
3-A-1                    50,152,000   Variable - Pass-thru /(5)/    3.29     1 - 360        12/25/34        24        AAA / Aaa
4-A-1                    79,927,000   Variable - Pass-thru /(6)/    3.32     1 - 360        12/25/34        24        AAA / Aaa
----------------------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to December 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after December 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to December 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to December 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to December 2014, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2014, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                     Banc of America Mortgage Securities, Inc.

                                 Mortgage Pass-Through Certificates,
                                 Series 2004-L

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. Inc. and Lehman Brothers
                                 Inc.

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $734,924,340

Securities Offered:              $63,282,000 Class 1-A-1 Certificates

                                 $63,281,000 Class 1-A-2 Certificates

                                 $453,292,000 Class 2-A-1 Certificates

                                 $50,152,000 Class 3-A-1 Certificates

                                 $79,927,000 Class 4-A-1 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 62.19% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 61.29% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                                 1.52% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 46.33% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 4 Collateral:              10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 4 Mortgage Loans
                                 have a fixed interest rate for approximately 10
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 61.64% of
                                 the Group 4 Mortgage Loans require only
                                 payments of interest until the month following
                                 the first rate adjustment date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Expected Pricing Date:           Week of December 6, 2004

Expected Closing Date:           On or about December 29, 2004

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Distribution Date: January
                                 25, 2005)

Cut-Off Date:                    December 1, 2004

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 3-A-1 and
                                 4-A-1 Certificates (the "Class A
                                 Certificates"). The Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates").
                                 The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:          Class 2-A-1

Group 3-A Certificates:          Class 3-A-1

Group 4-A Certificates:          Class 4-A-1

Day Count:                       30/360

Group 1, Group 2, Group 3 and    25% CPR
Group 4 Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                     Original         Minimum      Incremental
Denominations:                   Certificate Form  Denominations  Denominations
--------------                   ----------------  -------------  -------------
   Class A Offered
      Certificates                  Book Entry         $1,000          $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 Aggregate Principal Balance of the Mortgage
                                 Loans declines to 10% or less of the Aggregate
                                 Principal Balance as of the Cut-Off Date
                                 ("Cut-Off Date Pool Principal Balance").
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R and then concurrently to the Class
                                 1-A-1 and Class 1-A-2 Certificates until their class balances have been reduced to zero. The
                                 Senior Principal Distribution Amount for Group
                                 2 will generally be allocated to the Class
                                 2-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal
                                 Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 Certificates until their class balance has been reduced to zero. The
                                 Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                                 Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate
                                 Certificates may be paid to the Class A
                                 Certificates of one or more Groups (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, Class
                                 1-A-2, Class 2-A-1, Class 3-A-1 and Class 4-A-1
                                 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest Accrual Period").
                                 The initial Interest Accrual Period will be deemed to have commenced on December 1, 2004.
                                 Interest which accrues on such class of
                                 Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a
                                 rate (the "Administrative Fee Rate") equal to
                                 the sum of the Servicing Fee Rate for such
                                 Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be 0.0035% per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for
                                 Loan Group 2, Loan Group 3 and Loan Group 4
                                 will be 0.250% per annum.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal due on the
                                 Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                 Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group during the calendar month preceding the month of such Distribution
                                 Date; and (iv) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan.
                                 Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Senior Prepayment Percentage:    For the following Distribution Dates, will be
                                 as follows:

                                 Distribution Date                    Senior Prepayment Percentage
                                 ----------------------------------   ---------------------------------------------
                                 January 2005 through December 2011   100%;
                                 January 2012 through December 2012   the applicable Senior Percentage plus,
                                                                      70% of the applicable Subordinate Percentage;
                                 January 2013 through December 2013   the applicable Senior Percentage plus,
                                                                      60% of the applicable Subordinate Percentage;
                                 January 2014 through December 2014   the applicable Senior Percentage plus,
                                                                      40% of the applicable Subordinate Percentage;
                                 January 2015 through December 2015   the applicable Senior Percentage plus,
                                                                      20% of the applicable Subordinate Percentage;
                                 January 2016 and thereafter          the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the January
                                      2008 Distribution Date, prior to giving
                                      effect to any distributions, the
                                      percentage equal to the aggregate class
                                      balance of the Subordinate Certificates
                                      divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the January 2008 Distribution Date,
                                      prior to giving effect to any
                                      distributions, the Aggregate Subordinate
                                      Percentage is greater than or equal to
                                      twice such percentage calculated as of the
                                      Closing Date, then the Senior Prepayment
                                      Percentage for each Loan Group for that
                                      Distribution Date will equal the Senior
                                      Percentage for each Loan Group.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage
                                 for such Loan Group of the amounts described in
                                 clauses (a) through (d) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of
                                 the amounts described in clauses (e) and (f) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.40%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.65%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (1.00%)               Order of
     Priority of      -------------------------------------         Loss
       Payment                      Class B-3                    Allocation
                             Credit Support (0.60%)
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.40%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.25%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
                             First, to the Trustee;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Second, to the Class 1-IO, Class 2-IO, Class 3-IO and Class 4-IO
                          Certificates to pay Interest;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with
          Class B-1 Certificates, until each class balance is zero; and
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             3.840        3.823        3.812        3.801        3.788        3.759        3.720
Average Life (Years)        2.674        2.289        2.110        1.940        1.781        1.488        1.229
Modified Duration           2.488        2.137        1.974        1.819        1.673        1.404        1.165
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     11/25/2007   11/25/2007   11/25/2007   11/25/2007   11/25/2007   11/25/2007   11/25/2007
Principal # Months           35           35           35           35           35           35           35

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%         20%           25%          30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-16             3.948        3.896        3.866        3.832        3.795        3.706        3.592
Average Life (Years)        2.674        2.289        2.110        1.940        1.781        1.488        1.229
Modified Duration           2.477        2.130        1.968        1.815        1.670        1.404        1.166
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     11/25/2007   11/25/2007   11/25/2007   11/25/2007   11/25/2007   11/25/2007   11/25/2007
Principal # Months           35           35           35           35           35           35           35

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%         20%           25%          30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.350        4.328        4.316        4.301        4.285        4.246        4.196
Average Life (Years)        4.263        3.303        2.910        2.563        2.256        1.750        1.357
Modified Duration           3.781        2.961        2.623        2.323        2.057        1.613        1.266
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     11/25/2009   11/25/2009   11/25/2009   11/25/2009   11/25/2009   11/25/2009   11/25/2009
Principal # Months           59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of November 2007, November 2009, November 2011 and November 2014 respectively.

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.858        4.752        4.688        4.616        4.534        4.341        4.100
Average Life (Years)        5.630        3.996        3.396        2.894        2.475        1.836        1.385
Modified Duration           4.717        3.436        2.956        2.551        2.209        1.676        1.289
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     11/25/2011   11/25/2011   11/25/2011   11/25/2011   11/25/2011   11/25/2011   11/25/2011
Principal # Months           83           83           83           83           83           83           83

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             5.054        4.936        4.865        4.785        4.695        4.488        4.237
Average Life (Years)        7.492        4.733        3.848        3.164        2.631        1.884        1.398
Modified Duration           5.890        3.905        3.246        2.724        2.309        1.706        1.297
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     11/25/2014   11/25/2014   11/25/2014   11/25/2014   11/25/2014   11/25/2014   11/25/2014
Principal # Months           119          119          119          119          119          119          119

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of November 2007, November 2009, November 2011 and November 2014 respectively.

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.582        4.382        4.289        4.201        4.119        3.973        3.847
Average Life (Years)       11.448        5.420        4.128        3.270        2.667        1.884        1.396
Modified Duration           8.039        4.407        3.500        2.858        2.382        1.732        1.307
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   03/25/2032
Principal # Months           360          360          360          360          360          360          327

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-16             4.615        4.417        4.318        4.220        4.123        3.929        3.732
Average Life (Years)       11.448        5.420        4.128        3.270        2.667        1.884        1.396
Modified Duration           7.972        4.379        3.483        2.847        2.376        1.731        1.308
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   03/25/2032
Principal # Months           360          360          360          360          360          360          327

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.718        4.559        4.493        4.434        4.382        4.293        4.216
Average Life (Years)       11.639        5.480        4.164        3.293        2.681        1.889        1.398
Modified Duration           8.049        4.392        3.483        2.840        2.365        1.719        1.297
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   05/25/2034
Principal # Months           360          360          360          360          360          360          353

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.933        4.810        4.736        4.654        4.562        4.354        4.105
Average Life (Years)       11.637        5.474        4.157        3.286        2.674        1.884        1.395
Modified Duration           7.792        4.289        3.416        2.797        2.338        1.709        1.296
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2031
Principal # Months           360          360          360          360          360          360          324

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%         20%           25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             5.053        4.947        4.876        4.793        4.701        4.490        4.237
Average Life (Years)       12.102        5.593        4.222        3.324        2.697        1.894        1.400
Modified Duration           7.939        4.330        3.439        2.810        2.346        1.712        1.297
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   08/25/2032
Principal # Months           360          360          360          360          360          360          332

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 62.19% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                               Collateral Summary    Range (if applicable)
                                               ------------------   ----------------------
Total Outstanding Loan Balance                       $131,018,168

Total Number of Loans                                         254

Average Loan Principal Balance                           $515,820   $360,000 to $1,325,000

WA Gross Coupon                                            4.725%         3.625% to 6.000%

WA FICO                                                       733               623 to 814

WA Original Term (mos.)                                       359               180 to 360

WA Remaining Term (mos.)                                      359               180 to 360

WA OLTV                                                    71.83%         21.60% to 95.00%

WA Months to First Rate Adjustment Date                 35 months          30 to 36 months

Gross Margin                                               2.250%

WA Rate Ceiling                                           10.725%        9.625% to 12.000%

Geographic Concentration of Mortgaged           CA         59.26%
Properties (Top 5 States) based on              FL          7.14%
the Aggregate Stated Principal Balance          IL          6.73%
                                                CO          3.50%
                                                MA          2.14%

--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   231       $119,217,396.52        90.99%
Second Home                          20          9,909,558.20         7.56
Investor Property                     3          1,891,212.98         1.44
------------------------------------------------------------------------------
Total:                              254       $131,018,167.70       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             164       $ 83,601,777.57        63.81%
PUD-Detached                         51         28,020,051.40        21.39
Condominium                          36         17,806,266.90        13.59
4-Family                              1            805,000.00         0.61
Cooperative                           1            400,071.83         0.31
PUD-Attached                          1            385,000.00         0.29
------------------------------------------------------------------------------
Total:                              254       $131,018,167.70       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            119       $ 60,482,014.72        46.16%
Refinance-Rate/Term                  80         43,598,093.42        33.28
Refinance-Cashout                    55         26,938,059.56        20.56
------------------------------------------------------------------------------
Total:                              254       $131,018,167.70       100.00%
==============================================================================

           Geographical Distribution of the Mortgage Properties of the
                          Group 1 Mortgage Loans /(1)/

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          152       $ 77,639,621.84        59.26%
Florida                              18          9,358,790.05         7.14
Illinois                             17          8,818,229.82         6.73
Colorado                              8          4,586,189.00         3.50
Massachusetts                         6          2,803,320.83         2.14
Virginia                              6          2,708,951.15         2.07
Nevada                                6          2,464,927.05         1.88
North Carolina                        4          2,264,028.96         1.73
New York                              3          2,105,371.81         1.61
Michigan                              4          2,092,988.50         1.60
Washington                            4          2,057,000.00         1.57
South Carolina                        3          1,880,320.00         1.44
Maryland                              3          1,771,567.86         1.35
Georgia                               2          1,538,000.00         1.17
Arizona                               3          1,521,400.00         1.16
Vermont                               3          1,514,999.44         1.16
Delaware                              2          1,175,963.50         0.90
Utah                                  2            912,000.00         0.70
Wisconsin                             2            897,000.00         0.68
Missouri                              2            823,950.25         0.63
Kansas                                1            708,977.02         0.54
Minnesota                             1            497,250.00         0.38
Texas                                 1            477,248.79         0.36
District of Columbia                  1            400,071.83         0.31
------------------------------------------------------------------------------
Total:                              254       $131,018,167.70       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.22% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                          % of
                                                Aggregate             Cut-Off Date
                                 Number Of   Stated Principal        Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                  86       $42,916,464.15             55.28%
Southern California                  66        34,723,157.69             44.72
-----------------------------------------------------------------------------------------
Total:                              152       $77,639,621.84            100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Current Mortgage Loan         Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00              69       $ 26,176,394.60       19.98%
400,000.01 - 450,000.00              42         17,738,609.81       13.54
450,000.01 - 500,000.00              41         19,719,287.98       15.05
500,000.01 - 550,000.00              29         15,297,882.68       11.68
550,000.01 - 600,000.00              24         13,665,894.65       10.43
600,000.01 - 650,000.00              11          6,912,967.74        5.28
650,000.01 - 700,000.00               8          5,464,963.50        4.17
700,000.01 - 750,000.00               8          5,808,720.27        4.43
750,000.01 - 800,000.00               5          3,878,446.47        2.96
800,000.01 - 850,000.00               4          3,309,000.00        2.53
850,000.01 - 900,000.00               3          2,655,000.00        2.03
900,000.01 - 950,000.00               2          1,854,000.00        1.42
950,000.01 - 1,000,000.00             6          5,962,000.00        4.55
1,000,000.01 - 1,500,000.00           2          2,575,000.00        1.97
------------------------------------------------------------------------------
Total:                              254       $131,018,167.70      100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $515,820.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                         1       $    539,168.75         0.41%
25.01 - 30.00                         1            370,000.00         0.28
30.01 - 35.00                         3          1,908,205.50         1.46
40.01 - 45.00                         6          3,304,854.70         2.52
45.01 - 50.00                         6          2,654,869.32         2.03
50.01 - 55.00                         7          5,043,100.00         3.85
55.01 - 60.00                        11          6,814,173.47         5.20
60.01 - 65.00                        10          6,634,031.28         5.06
65.01 - 70.00                        41         20,689,633.48        15.79
70.01 - 75.00                        31         16,662,391.54        12.72
75.01 - 80.00                       120         59,175,281.80        45.17
80.01 - 85.00                         2            940,000.00         0.72
85.01 - 90.00                        12          5,121,988.56         3.91
90.01 - 95.00                         3          1,160,469.30         0.89
------------------------------------------------------------------------------
Total:                              254       $131,018,167.70       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 71.83%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.501 - 3.750                         1       $    538,000.00         0.41%
3.751 - 4.000                         9          4,880,054.07         3.72
4.001 - 4.250                        17          9,218,079.29         7.04
4.251 - 4.500                        53         30,692,781.98        23.43
4.501 - 4.750                        72         34,966,946.47        26.69
4.751 - 5.000                        60         30,302,137.64        23.13
5.001 - 5.250                        24         11,485,881.09         8.77
5.251 - 5.500                        13          6,100,937.37         4.66
5.501 - 5.750                         2            899,549.79         0.69
5.751 - 6.000                         3          1,933,800.00         1.48
------------------------------------------------------------------------------
Total:                              254       $131,018,167.70       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.725% per annum.

                   Gross Margins of the Group 1 Mortgage Loans

Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               254       $131,018,167.70      100.00%
------------------------------------------------------------------------------
Total:                              254       $131,018,167.70      100.00%
==============================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.501 - 9.750                         1       $    538,000.00        0.41%
9.751 - 10.000                        9          4,880,054.07        3.72
10.001 - 10.250                      17          9,218,079.29        7.04
10.251 - 10.500                      53         30,692,781.98       23.43
10.501 - 10.750                      72         34,966,946.47       26.69
10.751 - 11.000                      60         30,302,137.64       23.13
11.001 - 11.250                      24         11,485,881.09        8.77
11.251 - 11.500                      13          6,100,937.37        4.66
11.501 - 11.750                       2            899,549.79        0.69
11.751 - 12.000                       3          1,933,800.00        1.48
------------------------------------------------------------------------------
Total:                              254       $131,018,167.70      100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.725% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
June 1, 2007                          1       $    385,371.81        0.29
October 1, 2007                       5          2,245,730.38        1.71
November 1, 2007                    125         64,027,477.51       48.87
December 1, 2007                    123         64,359,588.00       49.12%
------------------------------------------------------------------------------
Total:                              254       $131,018,167.70      100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             1       $    450,000.00        0.34%
341 - 360                           253        130,568,167.70       99.66
------------------------------------------------------------------------------
Total:                              254       $131,018,167.70      100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Credit Scores              Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             5       $  2,835,000.00        2.16%
751 - 800                            96         48,732,701.86       37.20
701 - 750                            97         52,284,770.22       39.91
651 - 700                            43         20,745,316.88       15.83
601 - 650                            13          6,420,378.74        4.90
Total:                              254       $131,018,167.70      100.00%

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 61.29% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.52% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                        Collateral Summary    Range (if applicable)
                                                        ------------------   ----------------------
Total Outstanding Loan Balance                             $469,247,002

Total Number of Loans                                               875

Average Loan Principal Balance                                 $536,282      $359,153 to $1,435,000

WA Gross Coupon                                                  4.928%            3.375% to 6.375%

WA FICO                                                             736                  621 to 817

WA Original Term (mos.)                                             360

WA Remaining Term (mos.)                                            359                  354 to 360

WA OLTV                                                          71.14%            19.69% to 95.00%

WA Months to First Rate Adjustment Date                       59 months             54 to 60 months

Gross Margin                                                     2.250%

WA Rate Ceiling                                                  9.928%           8.375% to 11.375%

Geographic Concentration of Mortgaged                       CA   58.48%
Properties (Top 5 States) based on the Aggregate            FL    7.53%
Stated Principal Balance                                    VA    4.18%
                                                            MD    3.22%
                                                            IL    3.04%

--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   796       $425,619,464.59        90.70%
Second Home                          68         38,718,777.93         8.25
Investor Property                    11          4,908,759.94         1.05
------------------------------------------------------------------------------
Total:                              875       $469,247,002.46       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             552       $298,547,182.02        63.62%
PUD-Detached                        174         95,694,250.04        20.39
Condominium                         115         57,737,874.58        12.30
PUD-Attached                         25         11,284,409.57         2.40
4-Family                              4          3,588,710.58         0.76
Townhouse                             3          1,338,575.67         0.29
2-Family                              1            664,000.00         0.14
3-Family                              1            392,000.00         0.08
------------------------------------------------------------------------------
Total:                              875       $469,247,002.46       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Purpose                 Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            483       $264,158,990.56        56.29%
Refinance-Rate/Term                 245        130,454,051.11        27.80
Refinance-Cashout                   147         74,633,960.79        15.91
------------------------------------------------------------------------------
Total:                              875       $469,247,002.46       100.00%
==============================================================================

           Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          515       $274,438,983.22        58.48%
Florida                              59         35,351,730.79         7.53
Virginia                             42         19,633,122.07         4.18
Maryland                             29         15,103,176.49         3.22
Illinois                             27         14,273,359.71         3.04
Nevada                               19         11,763,486.86         2.51
District of Columbia                 17          9,725,192.02         2.07
North Carolina                       16          9,586,080.51         2.04
Massachusetts                        18          9,132,467.29         1.95
Texas                                15          8,622,078.15         1.84
South Carolina                       13          6,511,606.87         1.39
Arizona                              13          6,404,144.50         1.36
Washington                           13          6,347,687.57         1.35
Colorado                             11          5,573,189.78         1.19
New Jersey                            9          5,262,953.92         1.12
Georgia                               9          5,037,702.30         1.07
New York                              8          4,464,693.86         0.95
Oregon                                5          2,710,784.66         0.58
Missouri                              5          2,444,919.29         0.52
Michigan                              4          2,231,820.54         0.48
Utah                                  3          2,120,000.00         0.45
Tennessee                             3          1,448,300.00         0.31
Pennsylvania                          3          1,443,175.38         0.31
Connecticut                           2          1,260,845.06         0.27
Hawaii                                2          1,205,108.07         0.26
Minnesota                             2          1,116,093.67         0.24
Kansas                                2          1,033,505.05         0.22
New Hampshire                         2            976,355.22         0.21
New Mexico                            2            889,500.00         0.19
Idaho                                 2            847,000.00         0.18
Ohio                                  1            599,262.25         0.13
Alabama                               1            433,428.48         0.09
Vermont                               1            432,000.00         0.09
Wisconsin                             1            415,750.55         0.09
Maine                                 1            407,498.33         0.09
------------------------------------------------------------------------------
   Total:                           875       $469,247,002.46       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.99% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                          % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                 299       $158,917,794.42            57.91%
Southern California                 216        115,521,188.80            42.09
-----------------------------------------------------------------------------------------
Total:                              515       $274,438,983.22           100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Current Mortgage Loan         Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00             186       $ 71,119,506.07        15.16%
400,000.01 - 450,000.00             171         73,242,532.47        15.61
450,000.01 - 500,000.00             152         72,664,004.90        15.49
500,000.01 - 550,000.00              89         46,789,726.24         9.97
550,000.01 - 600,000.00              72         41,652,230.18         8.88
600,000.01 - 650,000.00              52         32,661,917.58         6.96
650,000.01 - 700,000.00              33         22,368,220.99         4.77
700,000.01 - 750,000.00              26         18,989,471.34         4.05
750,000.01 - 800,000.00              19         14,755,729.36         3.14
800,000.01 - 850,000.00              10          8,284,614.75         1.77
850,000.01 - 900,000.00              11          9,712,250.00         2.07
900,000.01 - 950,000.00              12         11,068,828.77         2.36
950,000.01 - 1,000,000.00            21         20,915,630.14         4.46
1,000,000.01 - 1,500,000.00          21         25,022,339.67         5.33
------------------------------------------------------------------------------
Total:                              875       $469,247,002.46       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $536,282.

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
15.01 - 20.00                         2       $    771,273.02         0.16%
20.01 - 25.00                         2          1,703,775.00         0.36
25.01 - 30.00                         4          2,285,086.49         0.49
30.01 - 35.00                        11          7,348,208.73         1.57
35.01 - 40.00                        13          7,386,519.95         1.57
40.01 - 45.00                        16          8,077,697.53         1.72
45.01 - 50.00                        28         14,058,955.99         3.00
50.01 - 55.00                        37         19,466,532.29         4.15
55.01 - 60.00                        37         18,834,138.25         4.01
60.01 - 65.00                        61         34,634,182.67         7.38
65.01 - 70.00                        99         53,672,933.42        11.44
70.01 - 75.00                        84         46,930,358.19        10.00
75.01 - 80.00                       457        243,245,834.43        51.84
80.01 - 85.00                         2            802,400.00         0.17
85.01 - 90.00                        16          7,645,139.96         1.63
90.01 - 95.00                         6          2,383,966.54         0.51
------------------------------------------------------------------------------
Total:                              875       $469,247,002.46       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.14%.

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.251 - 3.500                         3       $  1,962,037.82         0.42%
3.501 - 3.750                         6          3,096,091.37         0.66
3.751 - 4.000                         9          4,653,607.13         0.99
4.001 - 4.250                        20         11,036,301.72         2.35
4.251 - 4.500                        89         45,422,554.21         9.68
4.501 - 4.750                       178        100,960,647.45        21.52
4.751 - 5.000                       289        148,897,201.24        31.73
5.001 - 5.250                       167         87,917,712.21        18.74
5.251 - 5.500                        79         46,131,832.97         9.83
5.501 - 5.750                        28         13,842,246.61         2.95
5.751 - 6.000                         6          4,417,612.57         0.94
6.251 - 6.500                         1            909,157.16         0.19
------------------------------------------------------------------------------
Total:                              875       $469,247,002.46       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 4.928% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Gross Margin (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               875       $469,247,002.46       100.00%
------------------------------------------------------------------------------
Total:                              875       $469,247,002.46       100.00%
==============================================================================

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
8.251 - 8.500                         3       $  1,962,037.82         0.42%
8.501 - 8.750                         6          3,096,091.37         0.66
8.751 - 9.000                         9          4,653,607.13         0.99
9.001 - 9.250                        20         11,036,301.72         2.35
9.251 - 9.500                        89         45,422,554.21         9.68
9.501 - 9.750                       178        100,960,647.45        21.52
9.751 - 10.000                      289        148,897,201.24        31.73
10.001 - 10.250                     167         87,917,712.21        18.74
10.251 - 10.500                      79         46,131,832.97         9.83
10.501 - 10.750                      28         13,842,246.61         2.95
10.751 - 11.000                       6          4,417,612.57         0.94
11.251 - 11.500                       1            909,157.16         0.19
------------------------------------------------------------------------------
Total:                              875       $469,247,002.46       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 9.928% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
June 1, 2009                          1       $    476,000.00         0.10
July 1, 2009                          1            437,500.00         0.09
August 1, 2009                        4          2,030,000.55         0.43%
September 1, 2009                     2          1,192,000.00         0.25
October 1, 2009                      11          5,529,161.81         1.18
November 1, 2009                    449        240,181,999.25        51.18
December 1, 2009                    407        219,400,340.85        46.76
------------------------------------------------------------------------------
Total:                              875       $469,247,002.46       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                           875       $469,247,002.46       100.00%
------------------------------------------------------------------------------
Total:                              875       $469,247,002.46       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            32       $ 17,396,124.05         3.71%
751 - 800                           344        184,114,603.06        39.24
701 - 750                           301        163,056,676.29        34.75
651 - 700                           173         91,663,409.63        19.53
601 - 650                            20         10,199,184.46         2.17
Not Scored                            5          2,817,004.97         0.60
------------------------------------------------------------------------------
Total:                              875       $469,247,002.46       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 46.33% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                               Collateral Summary    Range (if applicable)
                                               ------------------   ----------------------
Total Outstanding Loan Balance                     $51,918,158

Total Number of Loans                                      100

Average Loan Principal Balance                        $519,182      $360,000 to $1,248,000

WA Gross Coupon                                          5.339%            4.625% to 6.375%

WA FICO                                                    749                  622 to 819

WA Original Term (mos.)                                    358                  120 to 360

WA Remaining Term (mos.)                                   357                  120 to 360

WA OLTV                                                  69.68%            14.91% to 95.00%

WA Months to First Rate Adjustment Date              83 months             81 to 84 months

Gross Margin                                             2.250%

WA Rate Ceiling                                         10.339%           9.625% to 11.375%

Geographic Concentration of Mortgaged     CA             53.35%
Properties (Top 5 States) based on the    VA              7.76%
Aggregate Stated Principal Balance        MD              6.39%
                                          TX              5.49%
                                          MA              4.29%

--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    92       $48,296,592.89         93.02%
Second Home                           7         3,257,564.79          6.27
Investor Property                     1           364,000.00          0.70
------------------------------------------------------------------------------
Total:                              100       $51,918,157.68        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              63       $33,658,638.57         64.83%
PUD-Detached                         19         9,320,628.78         17.95
Condominium                          14         7,027,851.80         13.54
PUD-Attached                          2           860,064.79          1.66
2-Family                              1           544,000.00          1.05
Cooperative                           1           506,973.74          0.98
------------------------------------------------------------------------------
Total:                              100       $51,918,157.68        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             56       $29,449,088.12         56.72%
Refinance-Rate/Term                  24        11,966,303.23         23.05
Refinance-Cashout                    20        10,502,766.33         20.23
------------------------------------------------------------------------------
Total:                              100       $51,918,157.68        100.00%
==============================================================================

           Geographical Distribution of the Mortgage Properties of the
                          Group 3 Mortgage Loans /(1)/

Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           52       $27,698,345.88         53.35%
Virginia                              8         4,026,279.00          7.76
Maryland                              6         3,317,960.00          6.39
Texas                                 6         2,849,192.28          5.49
Massachusetts                         4         2,225,064.26          4.29
Florida                               5         2,110,312.89          4.06
New Mexico                            2         1,299,245.11          2.50
Nevada                                3         1,216,310.35          2.34
Colorado                              2         1,190,000.00          2.29
District of Columbia                  2         1,087,973.74          2.10
Maine                                 2           860,000.00          1.66
Vermont                               1           755,200.00          1.45
Connecticut                           1           506,875.98          0.98
Georgia                               1           500,000.00          0.96
Washington                            1           479,474.61          0.92
South Carolina                        1           479,200.00          0.92
Illinois                              1           449,407.44          0.87
New Jersey                            1           436,000.00          0.84
North Carolina                        1           431,316.14          0.83
------------------------------------------------------------------------------
Total:                              100       $51,918,157.68        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.40% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                  31       $16,108,157.17              58.16%
Northern California                  21        11,590,188.71              41.84
-----------------------------------------------------------------------------------------
Total:                               52       $27,698,345.88             100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan       Mortgage      Balance as of     Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00              20       $ 7,641,210.03         14.72%
400,000.01 - 450,000.00              19         8,232,047.48         15.86
450,000.01 - 500,000.00              18         8,659,858.26         16.68
500,000.01 - 550,000.00              16         8,406,744.50         16.19
550,000.01 - 600,000.00              11         6,407,355.40         12.34
600,000.01 - 650,000.00               3         1,921,200.00          3.70
650,000.01 - 700,000.00               3         2,082,500.00          4.01
700,000.01 - 750,000.00               4         2,987,142.01          5.75
750,000.01 - 800,000.00               2         1,541,600.00          2.97
850,000.01 - 900,000.00               2         1,760,000.00          3.39
1,000,000.01 - 1,500,000.00           2         2,278,500.00          4.39
------------------------------------------------------------------------------
Total:                              100       $51,918,157.68        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $519,182.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value       Mortgage      Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
10.01 - 15.00                         1       $   424,900.00          0.82%
25.01 - 30.00                         1           400,000.00          0.77
30.01 - 35.00                         1           519,389.49          1.00
35.01 - 40.00                         3         2,105,127.60          4.05
40.01 - 45.00                         1           430,000.00          0.83
45.01 - 50.00                         4         1,782,392.80          3.43
50.01 - 55.00                         5         2,249,741.30          4.33
55.01 - 60.00                         4         2,008,405.24          3.87
60.01 - 65.00                        10         5,678,635.99         10.94
65.01 - 70.00                         9         5,076,620.95          9.78
70.01 - 75.00                        10         5,083,884.27          9.79
75.01 - 80.00                        47        24,503,835.36         47.20
85.01 - 90.00                         2           906,514.92          1.75
90.01 - 95.00                         2           748,709.76          1.44
------------------------------------------------------------------------------
Total:                              100       $51,918,157.68        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 69.68%.

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)       Loans      Cut-Off Date         Balance
------------------------------------------------------------------------------
4.501 - 4.750                         7       $ 3,820,568.31         7.36%
4.751 - 5.000                        15         8,908,733.85        17.16
5.001 - 5.250                        18         9,749,542.68        18.78
5.251 - 5.500                        36        17,903,046.72        34.48
5.501 - 5.750                        15         7,076,604.11        13.63
5.751 - 6.000                         8         4,095,662.01         7.89
6.251 - 6.500                         1           364,000.00         0.70
------------------------------------------------------------------------------
Total:                              100       $51,918,157.68       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.339% per annum.

                   Gross Margins of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)             Loans      Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               100       $51,918,157.68        100.00%
------------------------------------------------------------------------------
Total:                              100       $51,918,157.68        100.00%
==============================================================================

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)            Loans      Cut-Off Date         Balance
------------------------------------------------------------------------------
9.501 - 9.750                         7       $ 3,820,568.31          7.36%
9.751 - 10.000                       15         8,908,733.85         17.16
10.001 - 10.250                      18         9,749,542.68         18.78
10.251 - 10.500                      36        17,903,046.72         34.48
10.501 - 10.750                      15         7,076,604.11         13.63
10.751 - 11.000                       8         4,095,662.01          7.89
11.251 - 11.500                       1           364,000.00          0.70
------------------------------------------------------------------------------
Total:                              100       $51,918,157.68        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.339% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date        Loans      Cut-Off Date         Balance
------------------------------------------------------------------------------
September 1, 2011                     1       $   506,973.74          0.98
October 1, 2011                       2           855,706.01          1.65
November 1, 2011                     56        29,107,975.93         56.07
December 1, 2011                     41        21,447,502.00         41.31%
------------------------------------------------------------------------------
Total:                              100       $51,918,157.68        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)         Loans      Cut-Off Date         Balance
------------------------------------------------------------------------------
101 - 120                             1       $   424,900.00          0.82%
341 - 360                            99        51,493,257.68         99.18
------------------------------------------------------------------------------
Total:                              100       $51,918,157.68        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 357 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
          Credit Scores             Loans      Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             9       $ 4,621,338.91          8.90%
751 - 800                            49        25,950,994.88         49.98
701 - 750                            25        12,875,356.88         24.80
651 - 700                            14         7,242,591.03         13.95
601 - 650                             3         1,227,875.98          2.37
------------------------------------------------------------------------------
Total:                              100       $51,918,157.68        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 61.64% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                           $82,741,012

Total Number of Loans                                            147

Average Loan Principal Balance                           $   562,864    $360,000 to $1,498,279

WA Gross Coupon                                                5.501%          4.500% to 6.250%

WA FICO                                                          749                643 to 816

WA Original Term (mos.)                                          360

WA Remaining Term (mos.)                                         359                358 to 360

WA OLTV                                                        69.09%          18.42% to 80.00%

WA Months to First Adjustment Date                        119 months         118 to 120 months

Gross Margin                                                   2.250%

WA Rate Ceiling                                               10.501%         9.500% to 11.250%

Geographic Concentration of Mortgaged              CA          48.61%
Properties (Top 5 States) based on the Aggregate   VA           9.12%
Stated Principal Balance                           MD           7.56%
                                                   FL           5.30%
                                                   DC           3.57%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   133       $73,078,868.54         88.32%
Second Home                          13         9,255,368.86         11.19
Investor Property                     1           406,774.86          0.49
------------------------------------------------------------------------------
Total:                              147       $82,741,012.26        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              93       $52,738,565.05         63.74%
PUD-Detached                         33        18,618,777.05         22.50
Condominium                          18         9,812,200.83         11.86
PUD-Attached                          2         1,103,469.33          1.33
Townhouse                             1           468,000.00          0.57
------------------------------------------------------------------------------
Total:                              147       $82,741,012.26        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             78       $45,846,118.44         55.41%
Refinance-Rate/Term                  37        21,272,889.83         25.71
Refinance-Cashout                    32        15,622,003.99         18.88
------------------------------------------------------------------------------
Total:                              147       $82,741,012.26        100.00%
==============================================================================

Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           71       $40,220,965.50         48.61%
Virginia                             15         7,545,971.99          9.12
Maryland                             11         6,253,441.91          7.56
Florida                               7         4,384,204.79          5.30
District of Columbia                  6         2,955,048.03          3.57
Nevada                                3         2,733,566.20          3.30
New Jersey                            4         2,703,834.31          3.27
Washington                            6         2,656,477.13          3.21
Illinois                              4         2,274,706.74          2.75
North Carolina                        3         1,532,000.00          1.85
Texas                                 3         1,491,000.00          1.80
Connecticut                           2         1,103,514.57          1.33
Colorado                              2         1,075,000.00          1.30
Hawaii                                2         1,000,550.00          1.21
Oregon                                1         1,000,000.00          1.21
South Carolina                        1           997,500.00          1.21
Massachusetts                         2           927,031.09          1.12
New Mexico                            1           650,000.00          0.79
New York                              1           431,200.00          0.52
Ohio                                  1           425,000.00          0.51
Michigan                              1           380,000.00          0.46
------------------------------------------------------------------------------
Total:                              147       $82,741,012.26        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.43% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                  41       $23,805,707.35              59.19%
Southern California                  30        16,415,258.15              40.81
-----------------------------------------------------------------------------------------
Total:                               71       $40,220,965.50             100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

Banc of America Securities LLC                                                39
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00             25        $ 9,574,213.26         11.57%
400,000.01 - 450,000.00             22          9,351,006.88         11.30
450,000.01 - 500,000.00             30         14,465,972.40         17.48
500,000.01 - 550,000.00             14          7,276,725.11          8.79
550,000.01 - 600,000.00             12          7,035,731.69          8.50
600,000.01 - 650,000.00             13          8,356,225.18         10.10
650,000.01 - 700,000.00              7          4,779,757.79          5.78
700,000.01 - 750,000.00              6          4,417,400.00          5.34
750,000.01 - 800,000.00              4          3,122,000.00          3.77
800,000.01 - 850,000.00              2          1,671,488.67          2.02
850,000.01 - 900,000.00              1            900,000.00          1.09
900,000.01 - 950,000.00              1            918,145.64          1.11
950,000.01 - 1,000,000.00            7          6,925,500.00          8.37
1,000,000.01 - 1,500,000.00          3          3,946,845.64          4.77
------------------------------------------------------------------------------
Total:                             147        $82,741,012.26        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $562,864.

         Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
           Ratios (%)              Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
15.01 - 20.00                        2        $ 1,199,187.50          1.45%
25.01 - 30.00                        2            846,509.62          1.02
30.01 - 35.00                        3          1,251,830.17          1.51
40.01 - 45.00                        2            821,280.59          0.99
45.01 - 50.00                        5          2,918,000.00          3.53
50.01 - 55.00                        7          4,297,722.92          5.19
55.01 - 60.00                       10          6,294,278.73          7.61
60.01 - 65.00                       10          5,633,401.55          6.81
65.01 - 70.00                       27         15,398,850.29         18.61
70.01 - 75.00                       15          9,020,645.70         10.90
75.01 - 80.00                       64         35,059,305.19         42.37
------------------------------------------------------------------------------
Total:                             147       $82,741,012.26        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 69.09%.

        Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

Banc of America Securities LLC                                                40
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.251 - 4.500                         1       $   480,366.59          0.58%
4.501 - 4.750                         2         1,499,245.11          1.81
4.751 - 5.000                         7         3,805,287.32          4.60
5.001 - 5.250                        28        17,165,678.93         20.75
5.251 - 5.500                        44        25,330,699.65         30.61
5.501 - 5.750                        40        21,635,840.70         26.15
5.751 - 6.000                        20        10,329,893.96         12.48
6.001 - 6.250                         5         2,494,000.00          3.01
------------------------------------------------------------------------------
Total:                              147       $82,741,012.26        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 5.501% per annum.

                   Gross Margins of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Gross Margin (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               147       $82,741,012.26        100.00%
------------------------------------------------------------------------------
Total:                              147       $82,741,012.26        100.00%
==============================================================================

               Rate Ceilings of the Group 4 Mortgage Loans /(1)/

Banc of America Securities LLC                                                41
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Rate Ceilings (%)          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.251 - 9.500                         1       $   480,366.59          0.58%
9.501 - 9.750                         2         1,499,245.11          1.81
9.751 - 10.000                        7         3,805,287.32          4.60
10.001 - 10.250                      28        17,165,678.93         20.75
10.251 - 10.500                      44        25,330,699.65         30.61
10.501 - 10.750                      40        21,635,840.70         26.15
10.751 - 11.000                      20        10,329,893.96         12.48
11.001 - 11.250                       5         2,494,000.00          3.01
------------------------------------------------------------------------------
Total:                              147       $82,741,012.26        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 10.501% per annum.

         First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
October 1, 2014                       1       $   450,000.00          0.54
November 1, 2014                     91        50,072,165.26         60.52
December 1, 2014                     55        32,218,847.00         38.94%
------------------------------------------------------------------------------
Total:                              147       $82,741,012.26        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                           147       $82,741,012.26        100.00%
------------------------------------------------------------------------------
Total:                              147       $82,741,012.26        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

Banc of America Securities LLC                                                42
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-L $709,934,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
          Credit Scores            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             4       $ 3,010,000.00          3.64%
751 - 800                            77        42,057,207.08         50.83
701 - 750                            46        26,554,434.64         32.09
651 - 700                            17         9,370,456.98         11.33
601 - 650                             3         1,748,913.56          2.11
------------------------------------------------------------------------------
Total:                              147       $82,741,012.26        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                43
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an
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contained in this material may be based on assumptions regarding market
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1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------